THIS DEBT SETTLEMENT AGREEMENT made the 11th day of March, 2004

B E T W E E N:

         DIALEX MINERALS INC., (the "Corporation") a company incorporated under the laws of the State of Nevada

                                                            OF THE FIRST PART

AND

         WALLACE STONEHOUSE, ("Stonehouse") an individual residing in the Province of Ontario

                                                            OF THE SECOND PART

WHEREAS the Corporation is indebted (the "Debt") to Stonehouse in the amount of CDN $155,500 pursuant to invoices for management and consulting services provided to the Corporation by Stonehouse for the period ending on March 31, 2004;

AND WHEREAS the parties hereto wish to settle the Debt by having the Corporation issue common shares from treasury to Stonehouse;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the mutual promises and agreements herein contained (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereto covenant and agree as follows:

1. Subject to regulatory approval, Stonehouse hereby agrees to convert the Debt by subscribing for 1,555,000 common shares of the Corporation at price of CDN $0.10 per share (the "Settlement Shares"), being $155,500 in the aggregate, and hereby remise, release and forever discharge the Corporation from the Debt, said release and discharge to be in the form of Schedule "A" annexed hereto.

2. Subject to regulatory approval, the Corporation hereby agrees that in consideration of the release of the Debt, it shall allot and issue the Settlement Shares to Wallace Stonehouse, said Settlement Shares to be issued at a paid up capital price of CDN $0.10 per share. The Settlement Shares are to be issued under the Securities Act of 1933 pursuant to registration with the United States Securities and Exchange Commission on Form S-8.

3. It is further acknowledged by the parties that the participation of the Parties hereto is voluntary.

4. The parties hereto agree that the covenants contained herein shall be binding upon their respective heirs, executors, administrators and assigns.

5. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.


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

6. This Agreement and the schedules annexed hereto supersede all prior negotiations, undertakings and agreements between the parties with respect to the subject matter hereof, and this Agreement and its schedules constitute the entire agreement of the parties respecting the matters herein contained.

7. No amendment, modification, alteration, or waiver of the terms of this Agreement shall be binding unless made in writing and executed by the parties hereto or their successors or assigns.

8. This Agreement may be executed by the parties hereto in one or more counterparts by original or facsimile signature, each of which when so executed shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed under seal by the parties hereto as of the day and year first above written.

SIGNED, SEALED AND DELIVERED         )
         in the presence of          )    DIALEX MINERALS INC.
                                     )
                                     )
                                     )
                                     )
                                     ) Per: Alexander Stewart c/s
                                     ) ----------------------------------------
                                     )      ALEXANDER STEWART, President
                                     ) I have authority to bind the corporation.
                                     )
                                     )
                                     )
                                     )
                                     ) Per:
                                     )
Witness (signature)                  )
                                     )
                                     ) /s/ Wallace Stonehouse
-------------------------------------) --------------------------------
Name of witness (pleaseprint)               WALLACE STONEHOUSE




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                                  SCHEDULE "A"


                          RELEASE and DISCHARGE OF DEBT


TO:      DIALEX MINERALS INC. (the "Corporation")

FROM:    WALLACE STONEHOUSE


IN CONSIDERATION of the issuance of 1,555,000 common shares of the Corporation, in accordance with an agreement dated as of the date hereof, between the Corporation and the undersigned, the undersigned hereby remises, releases and forever discharges the Corporation from its obligation to pay a debt of $155,500 owed to the undersigned.



DATED this 11th day of March, 2004.


SIGNED, SEALED AND DELIVERED         )
   in the presence of                )
                                     )
                                     )
                                     )      Per:   /s/ Wallace Stonehouse
------------------------------       )          -------------------------------
Witness (signature)                  )             WALLACE STONEHOUSE
                                     )
------------------------------       )
Name of witness (please print)       )